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                                                                  Exhibit 10.323

                             POST-CLOSING AGREEMENT

KeyBank National Association
911 Main Street, Suite 1500
Kansas City, Missouri 64105

                          Re: Loan No. 10024998 made by KeyBank National Association, a national banking association ("Lender"), to Inland Western Tallahassee Governor's One, L.L.C., a Delaware limited liability company ("Borrower") in the amount of $20,625,000.00 (the "Loan")

Gentlemen:

     The above-referenced Loan is scheduled to fund on August 17, 2004. As a condition to funding, Lender has required that this Agreement be executed and delivered to Lender. In connection with the Loan, the undersigned does hereby certify to and agree with the Lender as follows:

     1. OUTSTANDING MATTER. Attached hereto as Schedule "A" are specific requirements which must be met by the Delivery Date set forth in said Schedule
A. The undersigned acknowledges that the Loan Documents are being executed and the Loan closed and funds disbursed in connection therewith without all the Loan requirements being met but on the express condition that Borrower will comply with the requirements and agreements contained in this Agreement and that the execution of the Loan documents shall not constitute any admission by the Lender that all the Loan requirements have been met.

     2. INDEMNITY. Borrower agrees to indemnify, defend and hold harmless Lender for, from and against any and all losses, claims, liabilities, damages, demands, actions, penalties, costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred by Lender arising out of the failure of Borrower to perform its obligations under this Agreement.

     3. OBLIGATIONS UNDER THIS AGREEMENT. Borrower shall use its best efforts to comply with the provisions of this Agreement.

     4. SURVIVAL OF AGREEMENT. This Agreement shall survive any funding of the Loan.

     5. BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of Lender, its successor and assigns, including any successive holder of the Loan.

     6. ATTORNEY'S FEES. Borrower shall pay any and all costs and expenses, including legal expenses and attorneys' fees, reasonably incurred or paid by Lender in collecting any amount payable hereunder or in enforcing its rights hereunder, whether or not any legal

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proceeding is commenced hereunder, together with interest thereon at the Default
Rate (as defined in the Loan Agreement) from the date paid or incurred by Lender until such expenses are paid by Borrower.

Dated this _____ day of August, 2004


BORROWER:                          INLAND WESTERN TALLAHASSEE
                                   GOVERNOR'S ONE, L.L.C., a Delaware limited liability company

                                   By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                        By:      /s/ Valerie Medina
                                              ----------------------------------
                                              Name:  Valerie Medina
                                              Title: Asst. Secretary

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STATE OF ILLINOIS

COUNTY OF COOK

     On this 17 day of August, 2004, before me, the undersigned Notary Public, personally appeared VALERIE MEDINA as ASST SEC of INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, which is the sole member and manager of INLAND WESTERN TALLAHASSEE GOVERNOR'S ONE, L.L.C., a Delaware limited liability company, who executed the foregoing instrument, and acknowledged the execution thereof to be his/her free act and deed as such officer on behalf of said corporation in its capacity as general partner of said partnership, in its capacity as sole member and manager of said limited liability company for the use and purposes therein mentioned, and the said instrument is the act and deed of said corporation, limited partnership and limited liability company.

        OFFICIAL SEAL
       ANDREW M. VIOLA
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 6-13-2007

[Notarial Seal]                      /s/ Andrew M. Viola
                                   ----------------------------
                                   Print Name: ANDREW M. VIOLA
                                              ----------------

My commission expires:     6/13/07
                      ---------------------

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                            SCHEDULE "A" REQUIREMENTS

     ITEM                                                                  DELIVERY DATE
     ----                                                                  -------------
1.   Delivery of Final Certificate of Occupancy
     for Atlanta Bread                                                    November 17, 2004

2.   Delivery of Final Certificate of Occupancy
     for Qdoba                                                            November 17, 2004

3.   Delivery of Final Certificate of Occupancy
     for Nextel                                                           November 17, 2004

4.   Delivery of Final Certificate of Occupancy
     for Sprint PCS                                                       November 17, 2004

5.   Delivery of Final Certificate of Occupancy
     for Alltell                                                          November 17, 2004

6.   Delivery of Final Certificate of Occupancy
     for Cingular Wireless.                                               November 17, 2004

7.   Delivery of Final Certificate of Occupancy
     for Ujamma                                                           November 17, 2004

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